UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Advantage Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2013

Date of reporting period:	December 1, 2012 — May 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHYIX

Putnam High Yield Advantage Fund

Semiannual report
5|31|13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Advantage Fund

Semiannual report
5 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Some steadiness has returned to the investing environment, as many economies around the world are either improving or stabilizing. The U.S. equity market achieved record highs in the second quarter, as the nation’s economy slowly healed. Unemployment, housing, and consumer confidence data in the United States have all improved since the beginning of the year. State finances are faring better as well, although the ultimate consequences of federal budget sequestration on state economies remain to be measured.

Against this backdrop of perceived economic progress, the Federal Reserve indicated that it may taper its monetary-easing and asset-purchasing policies. This posed challenges for markets that had become accustomed to the extraordinary programs put in place by the central bank.

Putnam’s investment teams bring astute analysis of key market and policy-related risks to the task of finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery. Our fixed-income managers, in particular, are cognizant of the risks of Fed policy changes and actively manage the funds to deal with the impact of the changes. When combined with the guidance of a financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk, we believe Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

About the fund

Seeking a high level of current income for investors since 1986

Unlike most types of fixed-income investments, high-yield bond performance is more dependent on the performance of the companies that issue the bonds than on interest rates. For this reason, distinguishing between opportunities and potential pitfalls requires a rigorous investment process that includes analyzing companies. With Putnam High Yield Advantage Fund, this process is highlighted by intensive research, investment diversification, and carefully timed portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — which includes analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s prospects. The team then compares this information to the bond’s upside or downside potential before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds from a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with differing credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well.

As the bond markets shift over time, the fund’s managers look for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when credit spreads are wide and are expected to tighten, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when credit spreads are narrow — that is, when the difference in yield between higher- and lower-rated bonds of comparable maturities is small — the fund may shift its emphasis to higher-quality high-yield bonds.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

Bond ratings

Moody’s	Grade

Aaa	Investment
Aa, A	Investment
Baa	Investment
Ba, B	High yield
Caa/Ca	High yield
C	High yield

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	High Yield Advantage Fund

Interview with your fund’s portfolio manager

Paul, what was the market environment like for high-yield bonds during the six months ended May 31, 2013?

Overall, it was a strong period for the asset class, although rising U.S. Treasury yields hampered high-yield-bond performance during the final month of the period. Credit-sensitive fixed-income categories were bolstered by the improved risk sentiment that resulted from global monetary easing during and prior to the reporting period, and high-yield bonds continued to benefit from persistent investor demand and solid corporate fundamentals. Within the high-yield market, for the year-to-date period through May 31, 2013, transportation was the best-performing industry while housing was the weakest.

During May 2013, as investors increasingly debated when the Federal Reserve would begin to taper its bond-buying programs, Treasury yields rose and bond prices declined. However, because high-yield bonds are generally less sensitive to interest-rate movements than higher-quality, longer maturity bonds and are heavily influenced by the fundamental performance of corporate issuers, their prices fell less than most other fixed-income categories.

Before we discuss the fund’s performance, would you briefly summarize your investment philosophy and process?

From a philosophical perspective, we believe the potential to outperform in the high-yield

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 15–16.

High Yield Advantage Fund	5

market comes from pursuing capital appreciation in bonds that are backed by improving corporate fundamentals. Consistent with this philosophy, we have an unwavering commitment to rigorous fundamental research. In conducting credit research, we employ classic financial analysis, while also evaluating companies according to the following characteristics: sustainable competitive advantage, viability of the capital structure, free cash flow trends, and adequate downside protection. Our investment process is a blend of “top down,” based on our views of the market’s fundamental, valuation, and technical characteristics, and “bottom up” by which we construct the portfolio with input from portfolio managers and analysts who have specialized expertise in various market segments.

What factors influenced the fund’s relative performance?

At the sector/industry level, overweighting telecommunications, cable/satellite, and financials; underweighting automotive; and beneficial overall positioning in chemicals provided the biggest boost to the fund’s results versus the index. Conversely, security selection in industrials, combined with holding lighter-than-benchmark stakes in metals/mining, diversified media, and transportation, detracted from relative

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/13. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forward contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the cash and net other assets category. The fund itself has not been rated by an independent rating agency.

6	High Yield Advantage Fund

performance and caused the fund to lag its benchmark. From a credit-quality standpoint, modestly overweighting CCC-rated securities aided relative performance, because they outperformed BB-rated and B-rated bonds.

Which holdings helped versus the index?

Travelport, a provider of computerized registration systems to the travel industry, was the top individual contributor, as the company witnessed a substantial year-over-year increase in online bookings, and also resolved a long-standing dispute with American Airlines.

Satellite services provider Intelsat also helped the fund’s performance, thanks to stronger operating margins and continued steady growth.

Additional contributors included Energy Future Holdings, a Dallas-based electric utility; NII Capital, the financing subsidiary of NII Holdings, which provides mobile communications for business customers in Latin America under the Nextel brand; and

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

High Yield Advantage Fund	7

Ceridian, a provider of human resources and payroll services.

Which investments weren’t as productive?

Exide Technologies, which makes lead-acid batteries for cars and other machines, was the biggest detractor. The company has suffered from declining profitability, due in part to steep restructuring expenses, weaker-than-expected demand in some markets, and higher lead-input costs. There is also concern that it could be forced to file for bankruptcy protection during the summer.

An underweight position in multinational steel maker ArcelorMittal worked against the fund’s performance, as its bonds posted a solid gain during the period.

What is your outlook for the high-yield market over the coming months?

We evaluate the high-yield market by looking at three key factors: fundamentals, valuation, and “technicals,” or supply and demand dynamics. At period-end, we were neutral on all three.

Looking first at fundamentals, we see an economic landscape marked by countervailing trends. United States gross domestic product [GDP] growth has continued to lag previous economic

This chart shows how the fund’s credit quality has changed over the past six months. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forward contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the cash and net other assets category. The fund itself has not been rated by an independent rating agency.

8	High Yield Advantage Fund

recoveries. Corporate fundamentals still appear to be reasonably solid, although earnings in various early-cycle industries are showing signs of softening. At the same time, by boosting economic activity and underpinning firmer labor market conditions, the U.S. housing recovery is helping to offset the drag on consumers from fiscal austerity measures.

After bottoming at a record low 5.03% on May 7, the significant sell-off in Treasuries later that month caused U.S. high-yield bond yields — as measured by the JPMorgan Developed High Yield Index — to increase to 5.73% by period-end. After trading as tight as 437 basis points — a basis point is one one-hundredth of one percent — the yield advantage that high-yield bonds offered over Treasuries rose to 482 basis points by period-end. The high-yield default rate ended the period at 1%, which is well below the long-term average of more than 4%. In our view, while high-yield bond yield spreads remain relatively tight by historical standards, these data indicate that the asset class’s absolute yields remain attractive against the backdrop of lower-yielding alternatives elsewhere in the fixed-income marketplace. We believe this is particularly true given the relatively low risk of default at the present time.

As for market technicals, demand for high-yield bonds has been solid in recent months, while new debt issuance in the sector reached record levels. A substantial portion of the new-issue volume was used to refinance existing debt, as corporations sought to lock in attractive long-term rates. Consequently, an environment of both heightened supply and demand suggests, in our view, a relatively neutral technical environment.

Given this outlook, how have you positioned the fund?

The amount of refinancing that has occurred during the past three years has extended the maturity profile of many high-yield issuers, which helps reduce their current debt load. As a result, we believe the prospects for the default rate to remain below the historical average for some time are quite good. That said, given the continuing uncertainty surrounding potential macroeconomic, U.S. fiscal policy, and geopolitical developments, we have modestly reduced the fund’s overall market risk by, among other measures, moderately increasing our cash position.

While past performance does not guarantee future results, it is worth noting that since 1986, high-yield bonds have produced their strongest total returns during periods of relatively slow GDP growth of 2% or less, with the majority of gains coming from income rather than price appreciation.

Thanks for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

High Yield Advantage Fund	9

IN THE NEWS

The World Bank has downgraded its outlook for global economic growth, projecting a somewhat slower expansion in 2013 due to Europe’s deeper-than-expected recession and a recent deceleration in emerging market economies. In its twice-yearly Global Economic Prospects report, the World Bank forecast that global GDP will increase 2.2% this year, a cut to its January outlook of 2.4%. This pace would constitute an approximate continuation of 2012’s moderate growth pace of 2.3%. The world’s large developing economies, such as Brazil, China, India, and Russia, continue to experience less rapid growth than they did before the 2008 global financial crisis and will likely need to stay focused on structural reforms to maintain expansion. China’s economy, in particular, is decelerating, with experts now anticipating that the world’s second-largest economy could experience its slowest growth rate in 23 years. In its report, the World Bank said debt-related uncertainties surrounding the eurozone and fiscal questions in the United States should have less impact on global economic growth in coming years.

10	High Yield Advantage Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.89%	7.72%	6.99%	6.99%	7.07%	7.07%	7.59%	7.46%	7.62%	8.07%

10 years	135.98	126.54	118.81	118.81	118.79	118.79	129.72	122.25	130.46	141.77
Annual average	8.96	8.52	8.15	8.15	8.14	8.14	8.67	8.31	8.71	9.23

5 years	54.73	48.54	48.92	46.92	48.94	48.94	52.55	47.59	52.67	56.34
Annual average	9.12	8.24	8.29	8.00	8.29	8.29	8.81	8.10	8.83	9.35

3 years	36.76	31.29	33.57	30.57	33.73	33.73	35.48	31.08	35.49	37.76
Annual average	11.00	9.50	10.13	9.30	10.17	10.17	10.65	9.44	10.65	11.27

1 year	13.80	9.25	12.87	7.87	12.89	11.89	13.40	9.71	13.40	14.05

6 months	5.30	1.09	5.00	0.00	5.02	4.02	5.21	1.79	5.21	5.37

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

For purchases made after June 24, 2013, the 1.00% short-term trading fee, as described in the fund’s prospectus, no longer applies.

High Yield Advantage Fund	11

Comparative index returns For periods ended 5/31/13

	JPMorgan Developed High	Lipper High Yield Funds
	Yield Index	category average*

Annual average (life of fund)	—†	7.36%

10 years	152.87%	118.06
Annual average	9.72	8.07

5 years	69.83	52.47
Annual average	11.17	8.76

3 years	42.90	36.55
Annual average	12.64	10.93

1 year	14.81	13.97

6 months	6.02	5.50

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/13, there were 565, 534, 444, 387, 262, and 22 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 5/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.201		$0.177	$0.177	$0.195		$0.195	$0.207

Capital gains	—		—	—	—		—	—

Total	$0.201		$0.177	$0.177	$0.195		$0.195	$0.207

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

11/31/12	$6.12	$6.38	$5.99	$5.97	$6.11	$6.32	$6.11	$6.34

5/31/13	6.24	6.50	6.11	6.09	6.23	6.44	6.23	6.47

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	5.96%	5.72%	5.30%	5.32%	5.78%	5.59%	5.78%	5.94%

Current 30-day SEC yield [2]	N/A	3.80	3.20	3.20	N/A	3.59	3.71	4.21

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	High Yield Advantage Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.76%	7.60%	6.86%	6.86%	6.95%	6.95%	7.47%	7.34%	7.50%	7.94%

10 years	123.41	114.48	106.95	106.95	106.99	106.99	117.50	110.44	118.19	128.81
Annual average	8.37	7.93	7.54	7.54	7.55	7.55	8.08	7.72	8.11	8.63

5 years	54.05	47.89	48.23	46.23	48.25	48.25	51.87	46.93	51.97	55.98
Annual average	9.03	8.14	8.19	7.90	8.19	8.19	8.72	8.00	8.73	9.30

3 years	31.75	26.48	28.82	25.82	28.73	28.73	30.75	26.50	30.75	32.88
Annual average	9.63	8.14	8.81	7.96	8.78	8.78	9.35	8.15	9.35	9.94

1 year	8.63	4.29	7.65	2.65	7.65	6.65	8.25	4.73	8.25	8.87

6 months	1.19	–2.86	0.65	–4.25	0.65	–0.33	0.93	–2.35	0.93	1.40

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended
11/30/12	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Annualized expense ratio for the
six-month period ended 5/31/13	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

High Yield Advantage Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2012, to May 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.32	$9.15	$9.15	$6.60	$6.60	$4.04

Ending value (after expenses)	$1,053.00	$1,050.00	$1,050.20	$1,052.10	$1,052.10	$1,053.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2013, use the following calculation method. To find the value of your investment on December 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.24	$9.00	$9.00	$6.49	$6.49	$3.98

Ending value (after expenses)	$1,019.75	$1,016.01	$1,016.01	$1,018.50	$1,018.50	$1,020.99

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	High Yield Advantage Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

High Yield Advantage Fund	15

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2013, Putnam employees had approximately $385,000,000 and the Trustees had approximately $92,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	High Yield Advantage Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Yield Advantage Fund	17

The fund’s portfolio 5/31/13 (Unaudited)

CORPORATE BONDS AND NOTES (88.7%)*		Principal amount	Value

Advertising and marketing services (0.5%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		$1,430,000	$1,101,099

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015		975,000	833,625

Griffey Intermediate, Inc. /Griffey Finance Sub LLC 144A sr.
notes 7s, 2020		1,570,000	1,589,625

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		1,340,000	1,447,200

			4,971,549
Automotive (1.2%)
Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021		1,810,000	2,045,300

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		615,000	695,726

General Motors Financial Co., Inc. 144A sr. unsec. notes
4 1/4s, 2023		655,000	638,625

Navistar International Corp. sr. notes 8 1/4s, 2021		2,664,000	2,743,919

Schaeffler Finance BV sr. notes Ser. REGS, 8 3/4s,
2019 (Netherlands)	EUR	210,000	311,160

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Netherlands)		$1,648,000	1,870,480

Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s,
2017 (Netherlands)		565,000	638,450

Schaeffler Finance BV 144A sr. notes 4 3/4s, 2021 (Netherlands)		1,045,000	1,026,713

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		1,080,000	1,240,650

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021		475,000	490,438

			11,701,461
Basic materials (7.8%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)		610,000	661,850

ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)		1,490,000	1,846,126

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)		1,415,000	1,422,075

Ashland, Inc. 144A company guaranty sr. unsec. unsub. notes
4 3/4s, 2022		1,050,000	1,072,313

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022		1,120,000	1,143,800

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018		3,835,000	4,132,212

Axiall Corp. 144A company guaranty sr. unsec. notes
4 7/8s, 2023		160,000	160,800

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020		695,000	745,388

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)		965,000	989,125

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		2,095,000	2,309,737

Cemex Finance, LLC 144A company guaranty sr. bonds 9 1/2s,
2016 (Mexico)		1,880,000	1,992,800

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)		1,145,000	1,282,400

18	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.		Principal amount	Value

Basic materials cont.
CEMEX SAB de CV 144A company guaranty sr. notes 5 7/8s,
2019 (Mexico)		$580,000	$577,100

Compass Minerals International, Inc. company guaranty
sr. unsec. notes 8s, 2019		1,865,000	2,023,525

Eagle Spinco, Inc. 144A company guaranty sr. unsec. notes
4 5/8s, 2021		200,000	201,500

Edgen Murray Corp. 144A company guaranty sr. notes
8 3/4s, 2020		920,000	959,100

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)		540,000	548,100

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		965,000	1,020,488

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		930,000	981,150

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)		15,000	15,469

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		2,020,000	2,055,350

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)		920,000	929,200

HD Supply, Inc. company guaranty sr. unsec. sub. notes
10 1/2s, 2021		920,000	957,950

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020		2,725,000	3,201,874

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020		1,460,000	1,547,600

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020		570,000	592,800

Hexion U.S. Finance Corp. 144A sr. notes 6 5/8s, 2020		475,000	494,000

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		280,000	284,900

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		1,180,000	1,231,625

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
144A company guaranty sr. notes 8 7/8s, 2018		865,000	902,844

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		1,165,000	1,301,888

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		2,510,000	2,773,550

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020		1,625,000	1,641,250

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)		2,065,000	1,889,475

Ineos Finance PLC 144A company guaranty sr. notes 8 3/8s,
2019 (United Kingdom)		830,000	925,450

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		375,000	411,563

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 6 1/8s, 2018 (Luxembourg)		365,000	362,263

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (Luxembourg)	EUR	1,400,000	1,843,432

Inmet Mining Corp. 144A company guaranty sr. unsec. notes
7 1/2s, 2021 (Canada)		$375,000	382,500

High Yield Advantage Fund	19

CORPORATE BONDS AND NOTES (88.7%)* cont.		Principal amount	Value

Basic materials cont.
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		$2,535,000	$2,921,587

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020		805,000	907,638

LyondellBasell Industries NV sr. unsec. notes 6s, 2021		290,000	342,835

Momentive Performance Materials, Inc. company guaranty
notes 9 1/2s, 2021	EUR	465,000	534,879

Momentive Performance Materials, Inc. company guaranty sr.
notes 10s, 2020		$560,000	603,400

Momentive Performance Materials, Inc. company guaranty sr.
notes 8 7/8s, 2020		75,000	80,625

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)		920,000	975,200

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)		485,000	500,520

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		1,030,000	1,151,025

Nufarm Australia Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)		784,000	821,240

Orion Engineered Carbons Bondco GmbH 144A company
guaranty sr. notes 9 5/8s, 2018 (Germany)		160,000	178,000

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)		1,525,000	1,574,563

PQ Corp. 144A sr. notes 8 3/4s, 2018		1,215,000	1,293,975

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		1,360,000	1,513,000

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017		1,275,000	1,377,000

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020		895,000	995,688

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023		1,060,000	1,067,950

Smurfit Kappa Acquisition company guaranty sr. bonds 7 1/4s,
2017 (Ireland)	EUR	100,000	137,264

Smurfit Kappa Acquisitions 144A company guaranty sr. notes
4 7/8s, 2018 (Ireland)		$1,210,000	1,247,797

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)		915,000	1,011,075

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020		115,000	126,788

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2022		270,000	294,300

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2019		610,000	663,375

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2023		190,000	197,600

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)		2,415,000	2,734,987

TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020		1,665,000	1,756,575

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
6 3/8s, 2020		2,045,000	2,009,213

USG Corp. sr. unsec. notes 9 3/4s, 2018		1,375,000	1,619,063

Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023		1,680,000	1,747,200

Weyerhaeuser Co. sr. unsec. unsub. debs. 7 1/8s, 2023 R		1,055,000	1,310,986

			79,509,920

20	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Broadcasting (2.3%)
Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2021	$805,000	$798,963

Clear Channel Communications, Inc. 144A company guaranty sr.
notes 9s, 2019	2,895,000	2,909,475

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020	3,635,000	3,862,187

Clear Channel Worldwide Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 1/2s, 2022	1,745,000	1,840,975

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	1,485,000	1,522,125

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019	1,590,000	1,856,325

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020	1,155,000	1,235,850

LIN Television Corp. company guaranty sr. unsec. notes
6 3/8s, 2021	625,000	665,625

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2020	1,795,000	1,911,675

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. company
guaranty sr. notes 8 7/8s, 2017	1,350,000	1,468,125

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2021	655,000	651,725

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022	650,000	677,625

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	1,533,000	1,659,472

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	1,265,000	1,385,175

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
7 5/8s, 2018	870,000	957,000

		23,402,322
Building materials (1.0%)
Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	1,360,000	1,468,800

Building Materials Corp. 144A sr. notes 7s, 2020	640,000	684,800

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017	2,135,000	2,492,612

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	2,115,000	2,347,650

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	2,160,000	2,397,600

Owens Corning company guaranty sr. unsec. notes 9s, 2019	424,000	540,600

		9,932,062
Cable television (3.0%)
Bresnan Broadband Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 8s, 2018	1,070,000	1,155,600

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	2,025,000	2,359,124

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	470,000	532,275

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	525,000	593,250

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	1,655,000	1,779,125

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	1,290,000	1,293,225

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	975,000	1,084,688

High Yield Advantage Fund	21

CORPORATE BONDS AND NOTES (88.7%)* cont.		Principal amount	Value

Cable television cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022		$500,000	$537,500

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023		625,000	612,500

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		1,545,000	1,651,219

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		1,710,000	1,910,925

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		1,600,000	1,794,000

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		2,105,000	2,226,037

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		775,000	856,375

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022		1,665,000	1,810,688

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		1,170,000	1,199,250

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s,
2021 (Canada)	CAD	995,000	1,059,935

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)		$735,000	792,243

Videotron Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		1,998,000	2,047,949

Videotron Ltd. company guaranty sr. unsec. unsub. notes
6 7/8s, 2021 (Canada)	CAD	340,000	365,606

Virgin Media Finance PLC company guaranty sr. unsec. unsub.
notes 5 1/4s, 2022 (United Kingdom)		$600,000	605,700

Virgin Media Finance PLC company guaranty sr. unsec. unsub.
notes 4 7/8s, 2022 (United Kingdom)		1,025,000	1,030,408

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		3,295,000	3,715,113

			31,012,735
Capital goods (6.7%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		2,725,000	2,922,563

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019		4,625,000	5,284,062

ARD Finance SA sr. notes Ser. REGS, 11 1/8s, 2018
(Luxembourg) ‡‡	EUR	222,868	312,751

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg) ‡‡		$495,936	543,050

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	860,000	1,202,591

Ardagh Packaging Finance PLC 144A company guaranty sr.
notes 7 3/8s, 2017 (Ireland)	EUR	480,000	671,214

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A company guaranty sr. notes 7 3/8s, 2017 (Ireland)		$225,000	243,563

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. notes 4 7/8s, 2022 (Ireland)		770,000	770,000

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. unsec. notes 7s, 2020 (Ireland)		1,525,000	1,586,000

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		410,000	452,025

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		525,000	551,250

Ball Corp. company guaranty sr. unsec. notes 4s, 2023		385,000	369,600

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		1,295,000	1,418,025

22	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.		Principal amount	Value

Capital goods cont.
Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		$705,000	$814,275

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡		1,915,000	1,996,388

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		995,000	1,039,775

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		755,000	887,125

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		2,785,000	3,147,049

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		230,000	259,325

Crown Americas LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023		700,000	684,250

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	370,000	521,813

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		$1,410,000	1,496,363

DH Services Luxembourg Sarl 144A company guaranty
sr. unsec. notes 7 3/4s, 2020 (Luxembourg)		2,305,000	2,483,638

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		1,730,000	1,115,850

Gestamp Funding Luxemburg SA 144A sr. notes 5 5/8s,
2020 (Luxembourg)		1,055,000	1,031,918

GrafTech International, Ltd. 144A company guaranty sr. unsec.
notes 6 3/8s, 2020		725,000	754,000

Kratos Defense & Security Solutions, Inc. company guaranty sr.
notes 10s, 2017		1,339,000	1,459,510

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		3,585,000	4,699,706

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		610,000	648,125

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		1,070,000	1,055,288

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		160,000	180,800

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		3,021,000	3,111,630

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		2,900,000	3,102,999

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		2,315,000	2,500,200

Reynolds Group Issuer, Inc. Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019		985,000	1,078,575

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		925,000	938,875

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019		2,665,000	2,904,850

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019		635,000	666,750

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)		440,000	448,800

High Yield Advantage Fund	23

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Capital goods cont.
Silver II Borrower/Silver II US Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 7 3/4s, 2020 (Luxembourg)	$735,000	$762,563

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018	625,000	676,563

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	1,530,000	1,667,700

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	410,000	439,725

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	2,550,000	2,696,625

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017	2,205,000	2,403,450

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	2,100,000	2,291,625

Triumph Group, Inc. 144A sr. unsec. notes 4 7/8s, 2021	1,410,000	1,438,200

		67,731,022
Coal (1.0%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	460,000	411,700

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019	1,175,000	1,057,500

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	4,355,000	4,812,274

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017	2,085,000	2,230,950

Murray Energy Corp. 144A company guaranty sr. notes
8 5/8s, 2021	190,000	196,175

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	550,000	627,000

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/2s, 2020	150,000	161,625

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	225,000	240,750

		9,737,974
Commercial and consumer services (1.5%)
Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	700,000	759,500

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡	3,080,000	3,164,699

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018	320,000	359,200

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023	2,330,000	2,580,475

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	925,000	814,000

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	2,780,000	3,120,549

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	1,900,000	2,094,750

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	840,000	795,900

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	1,004,750	1,039,916

		14,728,989

24	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Consumer (0.1%)
Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022	$90,000	$97,200

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020	110,000	118,250

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020	1,120,000	1,203,999

		1,419,449
Consumer staples (6.3%)
Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	470,000	550,488

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019	430,000	468,163

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A
sr. unsec. notes 5 1/2s, 2023	705,000	712,050

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021	945,000	945,000

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	550,000	621,500

Carrols Restaurant Group, Inc. company guaranty sr. notes
11 1/4s, 2018	1,260,000	1,422,225

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019	1,875,000	2,010,937

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020	475,000	496,375

Claire’s Stores, Inc. 144A company guaranty sr. unsec. notes
9 5/8s, 2015	494	495

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	2,150,000	2,424,125

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	470,000	461,775

Constellation Brands, Inc. company guaranty sr. unsec. notes
3 3/4s, 2021	190,000	185,250

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	2,135,000	2,460,588

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	735,000	825,038

Corrections Corp. of America 144A sr. unsec. notes
4 5/8s, 2023 R	475,000	482,125

Corrections Corp. of America 144A sr. unsec. notes
4 1/8s, 2020 R	380,000	381,425

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018	1,930,000	2,166,425

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016	1,830,000	2,065,613

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	3,686,000	4,146,750

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	1,415,000	1,575,956

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Austria)	1,275,000	1,276,011

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020	2,130,000	2,114,024

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022	870,000	945,038

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018	570,000	619,875

High Yield Advantage Fund	25

CORPORATE BONDS AND NOTES (88.7%)* cont.		Principal amount	Value

Consumer staples cont.
Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020		$945,000	$996,975

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	1,600,000	2,185,971

JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr.
unsec. notes 11 5/8s, 2014 (Brazil)		$585,000	628,875

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)		540,000	592,650

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		2,465,000	2,643,712

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		1,455,000	1,542,300

Landry’s Inc. 144A sr. unsec. notes 9 3/8s, 2020		1,595,000	1,734,563

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		864,000	937,440

Michael Foods, Inc. company guaranty sr. unsec. notes
9 3/4s, 2018		715,000	797,225

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		1,300,000	1,447,875

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		2,040,000	2,203,200

Revlon Consumer Products Corp. 144A company guaranty sr.
unsec. notes 5 3/4s, 2021		1,890,000	1,923,075

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019		515,000	590,319

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		1,340,000	1,376,850

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017		2,670,000	2,763,450

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		2,280,000	2,573,549

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		445,000	500,625

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		1,245,000	1,416,188

Spectrum Brands Holdings, Inc. company guaranty sr. notes
9 1/2s, 2018		2,405,000	2,660,531

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		1,605,000	1,777,538

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019		1,815,000	2,044,144

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020		965,000	1,034,963

			63,729,269
Energy (oil field) (0.9%)
FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018		1,737,000	1,849,905

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020		910,000	991,900

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021		1,785,000	1,807,313

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)		2,205,000	2,390,616

Offshore Group Investment, Ltd. 144A company guaranty sr.
notes 7 1/8s, 2023 (Cayman Islands)		1,410,000	1,455,825

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)		325,000	349,375

			8,844,934

26	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.		Principal amount	Value

Entertainment (1.1%)
AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020		$2,010,000	$2,321,549

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019		820,000	904,050

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018		255,000	283,050

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021		945,000	945,000

Cinemark USA, Inc. company guaranty sr. unsec. notes
8 5/8s, 2019		160,000	179,520

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022		480,000	487,200

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		1,105,000	1,234,838

Cinemark USA, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2023		235,000	234,119

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018		1,930,000	2,200,199

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2025		730,000	726,350

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023 ##		705,000	706,763

Six Flags Entertainment Corp. 144A company guaranty
sr. unsec. unsub. notes 5 1/4s, 2021		1,180,000	1,185,900

			11,408,538
Financials (8.7%)
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub., LLC 144A
sr. unsec. notes 7 7/8s, 2020		1,700,000	1,793,500

ACE Cash Express, Inc. 144A sr. notes 11s, 2019		975,000	970,125

Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020		865,000	884,463

Air Lease Corp. sr. unsec. notes 6 1/8s, 2017		1,385,000	1,492,338

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020		795,000	946,050

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		2,620,000	3,058,849

Ally Financial, Inc. unsec. sub. notes 8s, 2018		1,331,000	1,557,270

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068		1,905,000	2,495,550

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)		790,000	742,600

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		885,000	955,800

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017		990,000	1,050,390

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023		285,000	284,288

CIT Group, Inc. sr. unsec. notes 5s, 2022		845,000	899,925

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		1,145,000	1,233,738

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		1,290,000	1,451,250

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		1,975,000	2,137,937

Citigroup, Inc. unsec. sub. notes 4 3/4s, 2019	EUR	565,000	736,973

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		$680,000	676,600

High Yield Advantage Fund	27

CORPORATE BONDS AND NOTES (88.7%)* cont.		Principal amount	Value

Financials cont.
CNO Financial Group, Inc. 144A company guaranty sr. notes
6 3/8s, 2020		$965,000	$1,051,850

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019		1,675,000	1,649,875

Dresdner Funding Trust I 144A bonds 8.151s, 2031		3,310,000	3,525,150

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		2,770,000	2,908,500

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB bonds 6.071s, perpetual maturity (Jersey)		1,155,000	1,053,938

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)		1,800,000	2,020,196

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)		650,000	632,931

Hub International Ltd. 144A company guaranty sr. notes
8 1/8s, 2018		365,000	389,638

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018		3,565,000	3,778,900

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		1,440,000	1,569,600

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022		1,695,000	1,813,650

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015		630,000	655,200

International Lease Finance Corp. sr. unsec. unsub. notes
4 5/8s, 2021		660,000	653,400

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		1,025,000	1,107,000

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R		1,255,000	1,455,800

LBG Capital No. 1 PLC 144A jr. unsec. sub. FRN notes 8s,
perpetual maturity (United Kingdom)		785,000	835,044

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. FRN notes 7s, 2037		195,000	203,775

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037		970,000	1,159,150

Lloyds TSB Bank PLC jr. sub. FRN notes Ser. EMTN, 13s,
perpetual maturity (United Kingdom)	GBP	1,265,000	2,945,275

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R		$640,000	707,200

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		915,000	1,001,925

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		810,000	867,713

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 9 5/8s, 2019		410,000	469,450

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 7 7/8s, 2020		1,555,000	1,702,725

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. unsub. notes 9 5/8s, 2019		270,000	307,800

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		800,000	816,000

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 7/8s, 2022		1,365,000	1,457,138

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 5/8s, 2020		685,000	724,388

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020		1,275,000	1,367,438

28	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.		Principal amount	Value

Financials cont.
Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017		$910,000	$955,500

Onex USI Acquisition Corp. 144A sr. unsec. notes 7 3/4s, 2021		1,905,000	1,985,963

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		1,360,000	1,581,000

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		1,115,000	1,268,313

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		1,515,000	1,541,513

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019		935,000	1,047,200

Regions Bank unsec. sub. notes 7 1/2s, 2018		600,000	728,087

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015
(In default) †		2,855,000	3,090,537

Royal Bank of Scotland PLC (The) jr. sub. FRN notes Ser. MTN,
7.64s, perpetual maturity (United Kingdom)		1,000,000	965,000

Royal Bank of Scotland PLC (The) jr. unsec. sub. FRB bonds
7.648s, perpetual maturity (United Kingdom)		3,850,000	4,052,125

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		3,455,000	3,835,050

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017		3,930,000	4,072,463

Springleaf Finance Corp. 144A sr. unsec. notes 6s, 2020		800,000	772,000

			88,093,046
Gaming and lottery (2.8%)
American Casino & Entertainment Properties LLC
sr. notes 11s, 2014		2,160,000	2,162,700

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2018		407,000	252,340

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017		1,785,000	1,865,325

Caesars Entertainment Operating Co., Inc. 144A company
guaranty sr. notes 9s, 2020		5,495,000	5,288,937

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019		1,150,000	1,262,125

Great Canadian Gaming Corp. 144A company guaranty
sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	2,410,000	2,454,516

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		$655,000	651,725

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		1,100,000	1,204,500

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		1,145,000	1,236,600

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †		1,995,000	139,650

MTR Gaming Group, Inc. company guaranty notes
11 1/2s, 2019 ‡‡		4,228,496	4,540,347

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017		410,000	428,963

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019		1,295,000	1,424,500

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		2,505,000	2,905,800

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		2,721,000	2,891,063

			28,709,091

High Yield Advantage Fund	29

CORPORATE BONDS AND NOTES (88.7%)* cont.		Principal amount	Value

Health care (7.2%)
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		$950,000	$990,375

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		1,480,000	1,539,200

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		1,200,000	1,311,000

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020		2,125,000	2,236,562

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		1,785,000	1,912,181

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	1,890,000	2,789,951

CDRT Holding Corp. 144A sr. unsec. notes 9 1/4s, 2017 ‡‡		$2,670,000	2,743,425

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		1,570,000	1,644,575

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8s, 2019		625,000	687,500

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	610,000	849,480

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$4,333,000	4,972,118

Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019		1,065,000	1,160,850

Endo Health Solutions, Inc. company guaranty sr. unsec.
notes 7s, 2019		895,000	962,125

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		1,315,000	1,443,213

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019		3,165,000	3,449,850

HCA, Inc. sr. notes 6 1/2s, 2020		5,040,000	5,695,201

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		410,000	478,675

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		2,980,000	3,199,775

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019		1,565,000	1,635,425

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		795,000	840,713

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		760,000	815,100

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		1,825,000	2,082,781

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		3,890,000	4,259,549

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty
sr. unsec. notes 12 1/2s, 2019		955,000	993,200

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		1,515,000	1,696,800

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		975,000	1,062,750

Service Corporation International sr. notes 7s, 2019		660,000	712,800

Service Corporation International sr. notes 7s, 2017		205,000	234,213

Service Corporation International sr. unsec. unsub. notes
6 3/4s, 2016		2,005,000	2,225,550

Sky Growth Acquisition Corp. 144A company guaranty
sr. unsec. notes 7 3/8s, 2020		3,065,000	3,256,563

30	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Health care cont.
Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	$1,125,000	$1,209,375

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	2,385,000	2,480,400

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015	577,149	580,035

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	1,135,000	1,225,800

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	2,070,000	2,292,524

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 1/2s, 2021	475,000	466,688

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 3/8s, 2021	1,455,000	1,411,350

United Surgical Partners International, Inc. company guaranty
sr. unsec. unsub. notes 9s, 2020	1,140,000	1,273,950

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	250,000	269,375

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	1,480,000	1,579,900

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 1/2s, 2016	1,185,000	1,226,475

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	780,000	832,650

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/4s, 2017	280,000	295,400

		73,025,422
Homebuilding (2.0%)
Beazer Homes USA, Inc. company guaranty sr. notes
6 5/8s, 2018	750,000	812,813

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	1,025,000	1,137,750

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2018	190,000	205,200

Beazer Homes USA, Inc. 144A company guaranty sr. unsec.
notes 7 1/4s, 2023	490,000	518,788

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	1,845,000	1,974,150

K Hovnanian Enterprises, Inc. 144A company guaranty notes
9 1/8s, 2020	465,000	526,613

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020	435,000	479,588

Lennar Corp. 144A company guaranty sr. unsec. notes 5s, 2022	630,000	630,000

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	2,995,000	3,309,474

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	1,355,000	1,351,613

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	2,270,000	2,636,037

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	1,215,000	1,366,875

PulteGroup, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2035	215,000	206,400

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	350,000	406,000

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	615,000	674,963

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	525,000	594,563

High Yield Advantage Fund	31

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Homebuilding cont.
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	$316,000	$350,760

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	660,000	664,950

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	1,805,000	2,012,575

		19,859,112
Household furniture and appliances (0.2%)
RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018	1,565,000	1,619,775

Tempur-Pedic International, Inc. 144A company guaranty
sr. unsec. unsub. notes 6 7/8s, 2020	425,000	458,469

		2,078,244
Lodging/Tourism (1.7%)
Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2022	650,000	723,125

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty notes 10 3/4s, 2017	3,041,418	3,315,145

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty sr. notes 7 5/8s, 2016	800,000	850,000

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	1,105,000	1,209,975

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	2,365,000	2,524,638

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R	450,000	457,875

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	2,235,000	2,550,694

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	535,000	588,500

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	1,110,000	1,209,900

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	1,440,000	1,702,800

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	915,000	1,052,250

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	360,000	389,700

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	345,000	346,725

		16,921,327
Media (0.2%)
Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015	675,000	374,625

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 7 3/4s, 2018	438,000	481,800

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. notes
4 1/2s, 2020	1,065,000	1,070,324

		1,926,749
Oil and gas (11.0%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023	2,895,000	2,858,813

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	980,000	1,038,800

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	500,000	535,000

32	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.		Principal amount	Value

Oil and gas cont.
Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021		$2,473,000	$2,565,737

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 144A
company guaranty sr. notes 6 5/8s, 2020		555,000	589,688

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		1,020,000	1,092,675

Aurora USA Oil & Gas Inc., 144A sr. notes 9 7/8s, 2017		1,290,000	1,419,000

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		3,479,000	3,792,110

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		1,535,000	1,757,575

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		1,900,000	2,099,500

Chesapeake Energy Corp. company guaranty notes
6 1/2s, 2017		220,000	242,000

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	485,000	675,236

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015		$1,445,000	1,611,175

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		470,000	488,800

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2019		1,650,000	1,732,500

Comstock Resources, Inc. company guaranty sr. unsub. notes
8 3/8s, 2017		1,090,000	1,144,500

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		1,720,000	1,876,950

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		970,000	993,038

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		1,280,000	1,321,600

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		1,410,000	817,800

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022		3,200,000	3,312,000

Continental Resources, Inc. 144A company guaranty sr. unsec.
unsub. notes 4 1/2s, 2023		710,000	717,100

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		3,480,000	3,740,999

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 7 1/8s, 2022		555,000	593,850

CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
7 1/8s, 2021		960,000	988,800

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		1,240,000	1,385,700

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021		825,000	905,438

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018		3,140,000	3,124,300

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
9 1/8s, 2017		1,370,000	1,452,200

High Yield Advantage Fund	33

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Oil and gas cont.
Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019	$1,045,000	$1,024,100

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	2,630,000	2,702,325

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020	1,625,000	1,726,563

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	4,129,000	4,201,258

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	390,000	419,250

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	2,020,000	2,171,500

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	3,380,000	3,802,499

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	555,000	610,500

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019	2,380,000	2,695,350

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 6 1/4s, 2019	2,475,000	2,493,563

Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada)	420,000	369,600

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	1,835,000	1,899,225

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	1,000,000	1,025,000

Neon Capital, Ltd. 144A limited recourse notes Ser. 97, 1.105s,
2013 (Cayman Islands) F	6,684,836	777,387

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	1,350,000	1,444,500

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	360,000	373,500

Newfield Exploration Co. sr. unsec. sub. notes 6 7/8s, 2020	295,000	315,650

Newfield Exploration Co. sr. unsec. unsub. notes 5 5/8s, 2024	1,088,000	1,142,400

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	2,620,000	2,724,800

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	930,000	1,006,725

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	3,760,000	3,854,000

Plains Exploration & Production Co. company guaranty
sr. unsec. notes 6 3/4s, 2022	2,775,000	3,101,063

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	710,000	752,600

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	640,000	692,800

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	640,000	649,600

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	2,650,000	2,915,000

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	565,000	566,413

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	2,875,000	3,205,625

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	690,000	722,775

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	3,905,000	4,070,962

34	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Oil and gas cont.
SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	$415,000	$427,450

Seven Generations Energy Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	610,000	637,450

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018	1,510,000	1,593,050

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	715,000	766,838

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	690,000	753,825

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	280,000	308,000

Suburban Propane Partners LP/Suburban Energy Finance Corp.
sr. unsec. notes 7 3/8s, 2021	1,135,000	1,222,963

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	1,845,000	1,955,700

Whiting Petroleum Corp. company guaranty notes 7s, 2014	1,245,000	1,282,350

Williams Cos., Inc. (The) notes 7 3/4s, 2031	1,113,000	1,368,794

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	335,000	421,029

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	555,000	598,013

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	2,270,000	2,411,874

		112,076,753
Publishing (0.1%)
Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	765,000	765,000

		765,000
Regional Bells (0.8%)
Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020	300,000	318,750

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018	170,000	174,038

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017	855,000	899,888

CyrusOne LP /CyrusOne Finance Corp. 144A company guaranty
sr. unsec. unsub. notes 6 3/8s, 2022	810,000	864,675

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	535,000	623,275

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	2,145,000	2,456,024

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	2,160,000	2,486,700

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	470,000	493,500

		8,316,850
Retail (2.9%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	995,000	1,114,400

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	505,000	580,119

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	450,000	488,250

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	2,405,000	2,420,055

Bon-Ton Department Stores, Inc. (The) 144A notes 8s, 2021	475,000	487,469

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec. notes 10s, 2019	1,705,000	1,903,206

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018 ‡‡	380,000	386,175

CST Brands, Inc. 144A company guaranty sr. unsec.
notes 5s, 2023	2,220,000	2,242,200

High Yield Advantage Fund	35

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Retail cont.
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	$705,000	$749,944

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	2,090,000	2,393,049

L Brands, Inc. sr. notes 5 5/8s, 2022	685,000	732,950

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	619,000	711,547

Michaels Stores, Inc. company guaranty notes 11 3/8s, 2016	1,631,000	1,706,450

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	2,205,000	2,320,762

Neiman-Marcus Group, Inc. (The) company guaranty sr. notes
7 1/8s, 2028	1,230,000	1,279,200

New Academy Finance Co., LLC/New Academy Finance Corp.
144A sr. unsec. notes 8s, 2018 ‡‡	2,225,000	2,294,531

Penske Automotive Group, Inc. 144A company guaranty sr. sub.
notes 5 3/4s, 2022	1,350,000	1,422,563

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	870,000	950,475

Petco Holdings, Inc. 144A sr. notes 8 1/2s, 2017 ‡‡	925,000	950,438

Rent-A-Center, Inc. 144A sr. unsec. notes 4 3/4s, 2021	1,110,000	1,096,125

Toys R Us Property Co., LLC company guaranty sr. notes
8 1/2s, 2017	1,420,000	1,503,425

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 (no set date to PIK expiration) ‡‡	1,590,000	1,635,728

		29,369,061
Technology (4.1%)
Alcatel-Lucent USA, Inc. sr. unsec. unsub. notes 6.45s, 2029	1,670,000	1,340,175

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	1,030,000	865,200

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	3,345,000	3,119,213

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	2,350	2,421

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	1,560,000	1,606,800

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	940,000	1,078,650

Ceridian Corp. 144A sr. unsec. notes 11s, 2021	1,935,000	2,225,250

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	1,565,000	1,701,938

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	3,480,000	3,801,900

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	3,370,000	3,572,199

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	1,790,000	1,888,450

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	1,300,000	1,329,250

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021	1,330,000	1,286,775

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	1,409,000	1,592,170

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	654,000	721,035

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	2,992,000	3,253,799

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	870,000	980,925

36	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Technology cont.
Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	$1,160,000	$1,360,100

Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	630,000	703,238

Iron Mountain, Inc. company guaranty sr. unsec. sub.
notes 8s, 2020	75,000	78,000

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	540,000	586,575

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	899,000	845,060

NXP BV/NXP Funding, LLC 144A sr. unsec. notes 5 3/4s,
2023 (Netherlands)	480,000	499,200

Softbank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	1,805,000	1,826,573

SunGard Data Systems, Inc. 144A company guaranty sr. sub.
notes 6 5/8s, 2019	1,040,000	1,094,600

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	1,615,000	1,776,500

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	2,080,000	2,272,399

		41,408,395
Telecommunications (7.2%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	710,000	823,600

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	1,205,000	1,287,904

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	525,000	561,120

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	570,000	618,450

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	1,225,000	1,240,313

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	925,000	1,004,458

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	2,195,000	2,337,674

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	1,195,000	1,242,800

Equinix, Inc. sr. unsec. notes 7s, 2021	925,000	1,031,375

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	1,750,000	1,911,875

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	2,205,000	2,464,088

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	1,170,000	1,285,538

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	740,000	770,525

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)	1,150,000	1,216,699

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)	3,315,000	3,547,050

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)	4,470,000	4,699,088

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019	1,035,000	1,141,088

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	1,210,000	1,331,000

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	270,000	292,275

High Yield Advantage Fund	37

CORPORATE BONDS AND NOTES (88.7%)* cont.		Principal amount	Value

Telecommunications cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020		$835,000	$878,838

Lynx I Corp. 144A sr. notes 5 3/8s, 2021		740,000	767,750

Lynx II Corp. 144A sr. unsec. notes 6 3/8s, 2023		740,000	773,300

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		1,335,000	1,455,150

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023		2,270,000	2,400,525

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021		2,210,000	2,314,974

NII Capital Corp. company guaranty sr. unsec. unsub. notes 10s,
2016 (Mexico)		240,000	242,400

NII Capital Corp. company guaranty sr. unsec. unsub. notes
8 7/8s, 2019 (Mexico)		835,000	751,500

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021 (Mexico)		2,235,000	1,866,225

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)		530,000	586,975

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 7 7/8s, 2019 (Luxembourg)		1,430,000	1,390,675

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		2,020,000	2,297,750

Qwest Corp. sr. unsec. notes 6 3/4s, 2021		1,480,000	1,700,232

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		1,285,000	1,494,963

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		800,000	876,000

SBA Telecommunications, Inc. 144A company guaranty
sr. unsec. unsub. notes 5 3/4s, 2020		465,000	483,600

Sprint Capital Corp. company guaranty 6 7/8s, 2028		3,575,000	3,575,000

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		2,065,000	2,379,912

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		1,725,000	1,863,000

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017		1,315,000	1,538,550

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020		885,000	960,225

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018		3,575,000	4,343,625

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018		725,000	795,688

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		1,240,000	1,345,400

Wind Acquisition Finance SA company guaranty sr. notes
Ser. REGS, 7 3/8s, 2018 (Luxembourg)	EUR	250,000	343,797

Wind Acquisition Finance SA 144A company guaranty
sr. notes 7 1/4s, 2018 (Luxembourg)		$1,415,000	1,475,138

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Luxembourg)		550,000	578,875

Wind Acquisition Holdings Finance SA 144A company guaranty
sr. notes 12 1/4s, 2017 (Luxembourg) ‡‡		624,744	659,105

Windstream Corp. company guaranty sr. unsec. notes
6 3/8s, 2023		855,000	844,313

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		2,290,000	2,633,499

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021		925,000	994,375

			73,418,279

38	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Telephone (0.3%)
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	$375,000	$387,656

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020	2,390,000	2,384,024

		2,771,680
Textiles (0.2%)
Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020	1,110,000	1,223,774

Hanesbrands, Inc. sr. unsec. notes 8s, 2016	490,000	524,300

		1,748,074
Transportation (1.3%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	3,795,000	4,084,368

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	2,309,000	2,528,355

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	2,650,000	2,842,125

Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018	2,080,000	2,376,400

Watco Cos LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	1,380,000	1,452,450

		13,283,698
Utilities and power (4.6%)
AES Corp. (VA) sr. unsec. notes 8s, 2020	520,000	624,000

AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	2,255,000	2,643,988

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	2,177,000	2,547,090

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	660,000	648,450

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	1,296,000	1,422,360

Calpine Corp. 144A sr. notes 7 1/4s, 2017	2,736,000	2,859,119

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037	1,630,000	1,937,583

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	2,290,000	2,467,475

El Paso Corp. sr. unsec. notes 7s, 2017	1,160,000	1,321,279

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	705,000	785,194

El Paso Natural Gas Co. debs. 8 5/8s, 2022	765,000	1,036,565

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	1,870,000	2,129,463

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022	2,185,000	2,488,169

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	560,000	634,900

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	2,195,000	2,518,762

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	625,000	673,438

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	430,000	479,450

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020	3,235,000	3,671,725

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡	950,000	1,002,250

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	605,000	596,390

GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	1,280,000	1,446,400

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	2,330,000	2,632,900

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	380,000	443,650

High Yield Advantage Fund	39

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Utilities and power cont.
NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019	$655,000	$730,325

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	3,645,000	4,064,174

NRG Energy, Inc. company guaranty sr. unsec. notes
7 5/8s, 2018	260,000	293,150

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	935,000	1,135,675

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	166,000	188,410

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	1,110,000	1,165,500

Regency Energy Partners 144A company guaranty sr. unsec.
notes 4 1/2s, 2023	945,000	935,550

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028	305,000	396,459

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty notes 15s, 2021	1,660,000	531,200

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	745,000	584,825

		47,035,868

Total corporate bonds and notes (cost $848,785,444)		$898,936,873

SENIOR LOANS (4.7%)* [c]	Principal amount	Value

Academy, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2018	$343,275	$346,107

Air Medical Group Holdings, Inc. bank term loan FRN
7 5/8s, 2018	1,950,000	1,950,000

Alcatel-Lucent USA, Inc. bank term loan FRN Ser. C,
7 1/4s, 2018	653,363	660,169

Aot Bedding Super Holdings, LLC bank term loan FRN 5s, 2019	882,788	887,692

Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	1,226,925	1,245,329

Asurion Corp. bank term loan FRN 11s, 2019	1,255,000	1,339,713

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	212,074	213,311

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.454s, 2018	4,272,740	3,820,097

CCM Merger, Inc. bank term loan FRN Ser. B, 5 1/2s, 2017	1,907,068	1,922,167

Chrysler Group, LLC bank term loan FRN Ser. B, 6s, 2017	73,872	74,730

Clear Channel Communications, Inc. bank term loan FRN Ser. D,
7.024s, 2019	2,479,000	2,309,602

Cricket Communications, Inc. bank term loan FRN Ser. C,
4 3/4s, 2020	2,555,000	2,566,498

Cumulus Media Holdings, Inc. bank term loan FRN 7 1/2s, 2019	968,427	1,003,936

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	1,362,910	1,370,942

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	1,861,317	1,832,234

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.2s, 2014 ‡‡	746,911	721,143

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.2s, 2014 ‡‡	425,146	410,479

H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	1,400,000	1,413,416

Harrah’s bank term loan FRN Ser. B, 9 1/2s, 2016	478,913	479,910

iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017 R	1,319	1,335

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	365,000	388,725

40	High Yield Advantage Fund

SENIOR LOANS (4.7%)* [c] cont.	Principal amount	Value

J.C. Penney Corp., Inc. bank term loan FRN 6s, 2018	$1,365,000	$1,383,200

Kinetic Concepts, Inc. bank term loan FRN Ser. C1, 5 1/2s, 2018	437,792	443,716

Mirror Bidco Corp. bank term loan FRN 5 1/4s,
2019 (Luxembourg)	857,850	864,284

Neiman Marcus Group, Inc. (The) bank term loan FRN 4s, 2018	1,540,000	1,538,351

Nuveen Investments, Inc. bank term loan FRN 6 1/2s, 2019	2,605,000	2,624,537

Offshore Group Investment, Ltd. bank term loan FRN Ser. B,
5 3/4s, 2019 (Cayman Islands)	610,000	615,592

Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B,
4 1/4s, 2019	930,331	933,045

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018	721,841	727,856

Plains Exploration & Production Co. bank term loan FRN Class B,
5 1/4s, 2019	1,490,000	1,489,255

Springleaf Financial Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017	632,226	633,609

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	1,596,000	1,611,674

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.724s, 2017	4,958,299	3,590,121

Travelport, LLC bank term loan FRN 9 1/2s, 2016	2,424,988	2,521,988

Travelport, LLC bank term loan FRN 8 3/8s, 2016	2,852,336	2,827,377

Univision Communications, Inc. bank term loan FRN Ser. C1,
4 1/2s, 2020	915,599	912,738

Total senior loans (cost $47,991,219)		$47,674,878

CONVERTIBLE BONDS AND NOTES (0.7%)*	Principal amount	Value

Altra Holdings, Inc. cv. company guaranty sr. unsec. notes
2 3/4s, 2031	$170,000	$210,588

DFC Global Corp. 144A cv. sr. unsec. unsub. notes 3 1/4s, 2017	860,000	880,468

Exide Technologies cv. sr. sub. notes FRN zero %, 2013
(In default) †	1,004,000	130,520

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	955,000	1,190,169

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	341,000	375,526

Terex Corp. cv. company guaranty sr. unsec. sub. notes 4s, 2015	485,000	1,106,709

TRW Automotive, Inc. cv. company guaranty sr. unsec. notes
3 1/2s, 2015	550,000	1,209,835

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec.
sub. notes 7s, 2014	889,000	1,749,107

Total convertible bonds and notes (cost $6,073,512)		$6,852,922

SHORT-TERM INVESTMENTS (3.6%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.01% L	35,866,062	$35,866,062

U.S. Treasury Bills with an effective yield of 0.16%, July 25, 2013	$372,000	371,912

Total short-term investments (cost $36,237,974)		$36,237,974

TOTAL INVESTMENTS

Total investments (cost $939,088,149)		$989,702,647

High Yield Advantage Fund	41

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2012 through May 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,013,769,025.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $615,888 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 5/31/13 (aggregate face value $19,506,705) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Canadian Dollar	Sell	7/17/13	$481,778	$490,436	$8,658

	Euro	Sell	6/19/13	3,773,468	3,769,662	(3,806)

Barclays Bank PLC
	British Pound	Sell	6/19/13	2,872,131	2,837,357	(34,774)

	Euro	Sell	6/19/13	1,438,805	1,439,568	763

42	High Yield Advantage Fund

FORWARD CURRENCY CONTRACTS at 5/31/13 (aggregate face value $19,506,705) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Credit Suisse International
	Euro	Sell	6/19/13	$1,346,516	$1,347,167	$651

	Deutsche Bank AG
	Euro	Sell	6/19/13	229,034	229,171	137

	Goldman Sachs International
	Euro	Sell	6/19/13	302,345	302,320	(25)

	JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	7/17/13	508,276	517,274	8,998

	Euro	Sell	6/19/13	1,667,579	1,668,469	890

	State Street Bank and Trust Co.
	Canadian Dollar	Sell	7/17/13	2,333,349	2,374,350	41,001

	Euro	Sell	6/19/13	2,181,670	2,182,807	1,137

	UBS AG
	Euro	Sell	6/19/13	2,104,199	2,104,796	597

	WestPac Banking Corp.
	Canadian Dollar	Sell	7/17/13	239,058	243,328	4,270

	Total					$28,497

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Convertible bonds and notes	$—	$6,852,922	$—

Corporate bonds and notes	—	898,159,486	777,387

Senior loans	—	47,674,878	—

Short-term investments	35,866,062	371,912	—

Totals by level	$35,866,062	$953,059,198	$777,387

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$28,497	$—

Totals by level	$—	$28,497	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Yield Advantage Fund	43

Statement of assets and liabilities 5/31/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $903,222,087)	$953,836,585
Affiliated issuers (identified cost $35,866,062) (Notes 1 and 6)	35,866,062

Cash	2,532,715

Interest and other receivables	17,531,640

Receivable for shares of the fund sold	750,823

Receivable for investments sold	20,833,100

Unrealized appreciation on forward currency contracts (Note 1)	67,102

Total assets	1,031,418,027

LIABILITIES

Payable for investments purchased	13,870,593

Payable for purchases of delayed delivery securities (Note 1)	705,000

Payable for shares of the fund repurchased	1,407,445

Payable for compensation of Manager (Note 2)	503,066

Payable for custodian fees (Note 2)	9,539

Payable for investor servicing fees (Note 2)	277,926

Payable for Trustee compensation and expenses (Note 2)	276,864

Payable for administrative services (Note 2)	1,896

Payable for distribution fees (Note 2)	414,509

Distributions payable to shareholders	372

Unrealized depreciation on forward currency contracts (Note 1)	38,605

Other accrued expenses	143,187

Total liabilities	17,649,002

Net assets	$1,013,769,025

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,037,960,797

Undistributed net investment income (Note 1)	3,577,852

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(78,407,867)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	50,638,243

Total — Representing net assets applicable to capital shares outstanding	$1,013,769,025

(Continued on next page)

44	High Yield Advantage Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($701,582,822 divided by 112,458,487 shares)	$6.24

Offering price per class A share (100/96.00 of $6.24)*	$6.50

Net asset value and offering price per class B share ($17,609,196 divided by 2,882,849 shares)**	$6.11

Net asset value and offering price per class C share ($30,273,483 divided by 4,971,274 shares)**	$6.09

Net asset value and redemption price per class M share
($122,139,623 divided by 19,595,766 shares)	$6.23

Offering price per class M share (100/96.75 of $6.23)†	$6.44

Net asset value, offering price and redemption price per class R share
($27,143,418 divided by 4,355,267 shares)	$6.23

Net asset value, offering price and redemption price per class Y share
($115,020,483 divided by 17,774,032 shares)	$6.47

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Advantage Fund	45

Statement of operations Six months ended 5/31/13 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $3,666) (including interest income of $20,692 from investments
in affiliated issuers) (Note 6)	$35,933,238

Total investment income	35,933,238

EXPENSES

Compensation of Manager (Note 2)	2,951,998

Investor servicing fees (Note 2)	834,759

Custodian fees (Note 2)	15,219

Trustee compensation and expenses (Note 2)	51,118

Distribution fees (Note 2)	1,497,960

Administrative services (Note 2)	18,572

Other	219,188

Total expenses	5,588,814

Expense reduction (Note 2)	(572)

Net expenses	5,588,242

Net investment income	30,344,996

Net realized gain on investments (Notes 1 and 3)	10,651,185

Net increase from payments by affiliates (Note 2)	5,437

Net realized gain on foreign currency transactions (Note 1)	247,049

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	60,767

Net unrealized appreciation of investments during the period	11,905,638

Net gain on investments	22,870,076

Net increase in net assets resulting from operations	$53,215,072

The accompanying notes are an integral part of these financial statements.

46	High Yield Advantage Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 5/31/13*	Year ended 11/30/12

Operations:
Net investment income	$30,344,996	$60,674,884

Net realized gain on investments
and foreign currency transactions	10,903,671	7,334,152

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	11,966,405	65,765,841

Net increase in net assets resulting from operations	53,215,072	133,774,877

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(23,155,613)	(39,862,201)

Class B	(475,072)	(722,360)

Class C	(866,873)	(1,457,020)

Class M	(3,897,549)	(8,496,166)

Class R	(837,718)	(1,442,102)

Class Y	(3,952,894)	(8,559,900)

Redemption fees (Note 1)	5,720	17,085

Increase from capital share transactions (Note 4)	27,522,872	97,306,379

Total increase in net assets	47,557,945	170,558,592

NET ASSETS

Beginning of period	966,211,080	795,652,488

End of period (including undistributed net investment
income of $3,577,852 and $6,418,575, respectively)	$1,013,769,025	$966,211,080

* Unaudited

The accompanying notes are an integral part of these financial statements.

High Yield Advantage Fund	47

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
May 31, 2013 **	$6.12	.18	.14	.32	(.20)	(.20)	—	—	$6.24	5.30 *	$701,583	.52 *	2.95 *	25 *
November 30, 2012	5.62	.40	.50	.90	(.40)	(.40)	—	—	6.12	16.55	652,557	1.04	6.74	40
November 30, 2011	5.90	.43	(.27)	.16	(.44)	(.44)	—	— [f]	5.62	2.58	510,880	1.04	7.25	57
November 30, 2010	5.56	.44	.32	.76	(.42)	(.42)	—	—	5.90	14.10	535,054	1.05 [e]	7.66 [e]	71
November 30, 2009	4.05	.40	1.55	1.95	(.44)	(.44)	—	—	5.56	50.64	479,094	1.13 [e]	8.13 [e]	59
November 30, 2008	6.05	.42	(1.97)	(1.55)	(.45)	(.45)	—	—	4.05	(27.33)	292,694	1.10 [e]	7.63 [e]	34

Class B
May 31, 2013 **	$5.99	.16	.14	.30	(.18)	(.18)	—	—	$6.11	5.00 *	$17,609	.89 *	2.57 *	25 *
November 30, 2012	5.52	.35	.48	.83	(.36)	(.36)	—	—	5.99	15.48	15,257	1.79	5.94	40
November 30, 2011	5.80	.38	(.27)	.11	(.39)	(.39)	—	— [f]	5.52	1.84	8,076	1.79	6.50	57
November 30, 2010	5.47	.39	.32	.71	(.38)	(.38)	—	—	5.80	13.28	7,520	1.80 [e]	6.93 [e]	71
November 30, 2009	3.99	.35	1.54	1.89	(.41)	(.41)	—	—	5.47	49.61	9,033	1.88 [e]	7.41 [e]	59
November 30, 2008	5.96	.38	(1.94)	(1.56)	(.41)	(.41)	—	—	3.99	(27.84)	6,036	1.85 [e]	6.86 [e]	34

Class C
May 31, 2013 **	$5.97	.16	.14	.30	(.18)	(.18)	—	—	$6.09	5.02 *	$30,273	.89 *	2.58 *	25 *
November 30, 2012	5.50	.35	.48	.83	(.36)	(.36)	—	—	5.97	15.52	29,271	1.79	5.95	40
November 30, 2011	5.78	.37	(.25)	.12	(.40)	(.40)	—	— [f]	5.50	1.90	15,915	1.79	6.49	57
November 30, 2010	5.46	.39	.31	.70	(.38)	(.38)	—	—	5.78	13.13	9,464	1.80 [e]	6.92 [e]	71
November 30, 2009	3.98	.35	1.54	1.89	(.41)	(.41)	—	—	5.46	49.80	10,020	1.88 [e]	7.16 [e]	59
November 30, 2008	5.95	.37	(1.93)	(1.56)	(.41)	(.41)	—	—	3.98	(27.87)	684	1.85 [e]	6.78 [e]	34

Class M
May 31, 2013 **	$6.11	.18	.14	.32	(.20)	(.20)	—	—	$6.23	5.21 *	$122,140	.64 *	2.83 *	25 *
November 30, 2012	5.62	.39	.49	.88	(.39)	(.39)	—	—	6.11	16.13	123,203	1.29	6.51	40
November 30, 2011	5.90	.42	(.27)	.15	(.43)	(.43)	—	— [f]	5.62	2.37	130,758	1.29	7.00	57
November 30, 2010	5.57	.43	.31	.74	(.41)	(.41)	—	—	5.90	13.65	164,632	1.30 [e]	7.42 [e]	71
November 30, 2009	4.05	.39	1.56	1.95	(.43)	(.43)	—	—	5.57	50.52	178,550	1.38 [e]	7.97 [e]	59
November 30, 2008	6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	—	4.05	(27.50)	155,249	1.35 [e]	7.36 [e]	34

Class R
May 31, 2013 **	$6.11	.18	.14	.32	(.20)	(.20)	—	—	$6.23	5.21 *	$27,143	.64 *	2.83 *	25 *
November 30, 2012	5.62	.39	.49	.88	(.39)	(.39)	—	—	6.11	16.13	26,120	1.29	6.46	40
November 30, 2011	5.90	.41	(.26)	.15	(.43)	(.43)	—	— [f]	5.62	2.37	16,209	1.29	6.98	57
November 30, 2010	5.56	.43	.32	.75	(.41)	(.41)	—	—	5.90	13.86	11,085	1.30 [e]	7.34 [e]	71
November 30, 2009	4.05	.38	1.56	1.94	(.43)	(.43)	—	—	5.56	50.32	4,728	1.38 [e]	7.63 [e]	59
November 30, 2008	6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	—	4.05	(27.46)	680	1.35 [e]	8.31 [e]	34

Class Y
May 31, 2013 **	$6.34	.20	.14	.34	(.21)	(.21)	—	—	$6.47	5.37 *	$115,020	.40 *	3.07 *	25 *
November 30, 2012	5.81	.43	.52	.95	(.42)	(.42)	—	—	6.34	16.76	119,803.79		6.99	40
November 30, 2011	6.08	.46	(.28)	.18	(.45)	(.45)	—	— [f]	5.81	2.88	113,815.79		7.49	57
November 30, 2010	5.71	.47	.33	.80	(.43)	(.43)	—	—	6.08	14.49	97,130	.80 [e]	7.87 [e]	71
November 30, 2009	4.15	.43	1.58	2.01	(.45)	(.45)	—	—	5.71	50.98	66,691	.88 [e]	8.35 [e]	59
November 30, 2008	6.19	.45	(2.03)	(1.58)	(.46)	(.46)	—	—	4.15	(27.21)	33,660	.85 [e]	7.94 [e]	34

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48	High Yield Advantage Fund	High Yield Advantage Fund	49

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to November 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2010	0.01%

November 30, 2009	0.09

November 30, 2008	0.02

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

50	High Yield Advantage Fund

Notes to financial statements 5/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2012 through May 31, 2013.

Putnam High Yield Advantage Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek high current income. Capital growth is a secondary objective when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment- grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long term maturities (three years or longer). The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

For shares purchased before June 24, 2013, a 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. No redemption fee will apply to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

High Yield Advantage Fund	51

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent

52	High Yield Advantage Fund

amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $34,036 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable

High Yield Advantage Fund	53

to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At November 30, 2012, the fund had a capital loss carryover of $89,254,269 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$8,720,272	N/A	$8,720,272	November 30, 2014

21,153,748	N/A	21,153,748	November 30, 2016

59,380,249	N/A	59,380,249	November 30, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $939,145,418, resulting in gross unrealized appreciation and depreciation of $60,839,384 and $10,282,155, respectively, or net unrealized appreciation of $50,557,229.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest,

54	High Yield Advantage Fund

taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $5,437 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$575,702	Class R	21,699

Class B	13,280	Class Y	99,379

Class C	24,078	Total	$834,759

Class M	100,621

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $572 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $758, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50%

High Yield Advantage Fund	55

and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$888,969	Class M	311,020

Class B	82,058	Class R	67,054

Class C	148,859	Total	$1,497,960

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $35,739 and $150 from the sale of class A and class M shares, respectively, and received $8,197 and $403 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $18 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $275,103,327 and $238,530,883, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/13		Year ended 11/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	20,909,954	$130,015,763	34,034,672	$202,599,367

Shares issued in connection with
reinvestment of distributions	2,831,672	17,607,124	5,670,687	33,574,614

	23,741,626	147,622,887	39,705,359	236,173,981

Shares repurchased	(17,971,472)	(112,192,539)	(23,887,276)	(141,992,891)

Net increase	5,770,154	$35,430,348	15,818,083	$94,181,090

	Six months ended 5/31/13		Year ended 11/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	533,170	$3,256,563	1,506,951	$8,803,078

Shares issued in connection with
reinvestment of distributions	63,094	384,284	93,908	547,236

	596,264	3,640,847	1,600,859	9,350,314

Shares repurchased	(259,762)	(1,585,297)	(518,250)	(3,027,472)

Net increase	336,502	$2,055,550	1,082,609	$6,322,842

	Six months ended 5/31/13		Year ended 11/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	684,279	$4,171,917	2,684,363	$15,569,195

Shares issued in connection with
reinvestment of distributions	116,464	707,278	200,002	1,160,670

	800,743	4,879,195	2,884,365	16,729,865

Shares repurchased	(729,224)	(4,436,127)	(877,499)	(5,107,018)

Net increase	71,519	$443,068	2,006,866	$11,622,847

56	High Yield Advantage Fund

	Six months ended 5/31/13		Year ended 11/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	851,229	$5,297,886	468,594	$2,800,522

Shares issued in connection with
reinvestment of distributions	24,087	149,671	49,298	291,693

	875,316	5,447,557	517,892	3,092,215

Shares repurchased	(1,433,637)	(8,944,826)	(3,622,077)	(21,541,253)

Net decrease	(558,321)	$(3,497,269)	(3,104,185)	$(18,449,038)

	Six months ended 5/31/13		Year ended 11/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	930,755	$5,797,226	1,958,340	$11,604,867

Shares issued in connection with
reinvestment of distributions	134,865	837,667	243,330	1,442,102

	1,065,620	6,634,893	2,201,670	13,046,969

Shares repurchased	(983,616)	(6,125,946)	(812,157)	(4,830,060)

Net increase	82,004	$508,947	1,389,513	$8,216,909

	Six months ended 5/31/13		Year ended 11/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,547,442	$22,971,344	7,870,709	$48,345,465

Shares issued in connection with
reinvestment of distributions	560,912	3,615,471	1,102,272	6,764,955

	4,108,354	26,586,815	8,972,981	55,110,420

Shares repurchased	(5,243,830)	(34,004,587)	(9,661,199)	(59,698,691)

Net decrease	(1,135,476)	$(7,417,772)	(688,218)	$(4,588,271)

At the close of the reporting period, a shareholder of record owned 6.3% of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$19,700,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$67,102	Payables	$38,605

Total		$67,102		$38,605

High Yield Advantage Fund	57

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$226,320	$226,320

Total	$226,320	$226,320

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$72,326	$72,326

Total	$72,326	$72,326

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$40,591,647	$103,683,370	$144,275,017	$14,925	$—

Putnam Short Term
Investment Fund*	—	103,682,737	67,816,675	5,767	35,866,062

Totals	$40,591,647	$207,366,107	$212,091,692	$20,692	$35,866,062

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

58	High Yield Advantage Fund

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

High Yield Advantage Fund	59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60	High Yield Advantage Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Elizabeth T. Kennan	and Clerk
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Janet C. Smith
One Post Office Square	George Putnam, III	Vice President,
Boston, MA 02109	Robert L. Reynolds	Principal Accounting Officer,
	W. Thomas Stephens	and Assistant Treasurer
Custodian
State Street Bank	Officers	Susan G. Malloy
and Trust Company	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	Jonathan S. Horwitz	James P. Pappas
	Executive Vice President,	Vice President
Principal Executive Officer, and
	Compliance Liaison	Mark C. Trenchard
Vice President and
	Steven D. Krichmar	BSA Compliance Officer
Vice President and
	Principal Financial Officer	Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA032
281878 7/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 26, 2013